WORLD FUNDS TRUST

GVM Managed Volatility Fund (the "Fund")

PROSPECTUS SUPPLEMENT DATED OCTOBER 13, 2011
to the Class A Shares, Advisor Shares, Institutional Shares  and Class C Shares prospectuses and the Statement of Additional Information ("SAI"),

The Board of Trustees of the Trust has decided to liquidate the Fund.    The Trust will liquidate the assets of the Fund and distribute the proceeds ratably among the shareholders of the respective classes of the Fund.

Effective immediately, the Fund is closed to new investors and additional purchases by existing investors.

Shareholders in the Fund may close out their investments through any of the following:

•	Do nothing, your Shares will automatically be redeemed and the proceeds will be sent to you on or before October 28, 2011 at the address of record.
•	Redeem your Fund shares.

Shareholders should consult a tax advisor about the tax implications that may result from the liquidation of Fund shares.

Shareholders may obtain additional information by calling their plan sponsor, broker-dealer, financial institution, or by contacting the Trust at (800) 673-0550.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE